BRITISH COLUMBIA

Number: BC1146470

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that AGRIFORCE GROWING SYSTEMS LTD. changed its name to AVAX ONE TECHNOLOGY LTD. on November 12, 2025 at 02:03 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On November 12, 2025

SINEAD O'CALLAGHAN
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

SINEAD O'CALLAGHAN

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 12, 2025 02:03 PM Pacific Time

Incorporation Number: **BC1146470**

Recognition Date and Time: *Incorporated on December 22, 2017 10:05 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

AVAX ONE TECHNOLOGY LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
PO BOX 10026, PACIFIC CENTRE
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3
CANADA

Delivery Address:
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1K8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
PO BOX 10026, PACIFIC CENTRE
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1B3
CANADA

Delivery Address:
25TH FLOOR, 700 WEST GEORGIA STREET
VANCOUVER BC V7Y 1K8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Goldwater, Elaine

Mailing Address:	Delivery Address:
1213 PINEWOOD ROAD VILLANOVA PA 19085 UNITED STATES	1213 PINEWOOD ROAD VILLANOVA PA 19085 UNITED STATES

Last Name, First Name, Middle Name:
Meekison, John

Mailing Address:	Delivery Address:
800 - 525 WEST 8TH AVENUE VANCOUVER BC V5Z 1C6 CANADA	800 - 525 WEST 8TH AVENUE VANCOUVER BC V5Z 1C6 CANADA

Last Name, First Name, Middle Name:
Griffith, Amy

Mailing Address:	Delivery Address:
800 - 525 WEST 8TH AVENUE VANCOUVER BC V5Z 1C6 CANADA	800 - 525 WEST 8TH AVENUE VANCOUVER BC V5Z 1C6 CANADA

Last Name, First Name, Middle Name:
Levychin, Richard

Mailing Address:	Delivery Address:
800 - 525 WEST 8TH AVENUE VANCOUVER BC V5Z 1C6 CANADA	800 - 525 WEST 8TH AVENUE VANCOUVER BC V5Z 1C6 CANADA

Last Name, First Name, Middle Name:
Welch, David

Mailing Address:	Delivery Address:
500 SOUTH GRAND AVENUE, 18TH FLOOR LOS ANGELES CA 90071 UNITED STATES	500 SOUTH GRAND AVENUE, 18TH FLOOR LOS ANGELES CA 90071 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

April 29, 2019

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
1.	15,000,000	Series A Preferred	Special Rights or Restrictions are attached

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

AVAX ONE TECHNOLOGY LTD.

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	November 12, 2025 02:03 PM Pacific Time
Alteration Effective Date:	The alteration is to take effect at the time that this application is filed with the Registrar.
Name of Company:	AVAX ONE TECHNOLOGY LTD.
Incorporation Number:	**BC1146470**

This package contains:

- Certified Copy of the Notice of Articles
- Certificate of Name Change

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.